UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Emerging Markets Discovery Stock Fund	April 30, 2022
PRIJX	Investor Class
PAIJX	Advisor Class
REVIX	I Class
TRFZX	Z Class
T. ROWE PRICE Emerging Markets Discovery Stock Fund

HIGHLIGHTS

■	The Emerging Markets Discovery Stock Fund returned -15.02% in the six months ended April 30, 2022, underperforming the MSCI Emerging Markets Index Net.

■	Our focus remains on “forgotten” stocks in emerging markets that we believe are under-owned and underresearched by mainstream investors and that have asymmetrical risk/return profiles and self-help stories.

■	We took advantage of market weakness to add to our China exposure as we believe that the recent regulatory crackdown is cyclical in nature. We also reduced our allocation to financials after eliminating our investments in Russia.

■	We believe that a recovery in emerging market economies is underway amid the need to increase capital spending after years of underinvestment. This favorable economic backdrop should continue to support a value investment style change in emerging markets.

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Market Commentary

Dear Shareholder

Global stock markets produced negative returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2022, while rising bond yields weighed on returns for fixed income investors. Fears concerning new coronavirus variants, rising interest rates, and soaring inflation caused bouts of volatility throughout the period. These concerns were compounded by Russia’s invasion of Ukraine in February, sending markets around the world into correction territory.

All major global and regional equity benchmarks receded during the period. Value shares extended their recent outperformance of growth stocks as equity investors turned risk averse. Although most sectors finished in the red, energy stocks registered exceptional returns as oil prices jumped in response to Russia’s invasion and the ensuing commodity supply crunch. A strong U.S. dollar weighed on returns for U.S. investors in most international markets. Across the style spectrum, developed markets held up better than emerging markets.

In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero-COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.

In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains that were already stressed by the coronavirus pandemic. On March 8, the White House announced that the U.S. was cutting off all oil imports from Russia. In response, oil prices surged to their highest level in a decade.

Concerns over inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.5% in March versus the year before—the highest annual reading since December 1981—driven by accelerating energy and food prices.

Elevated inflation caused global monetary policy to take a hawkish turn. In the U.S., Federal Reserve officials began tapering the central bank’s monthly purchases of Treasuries and agency mortgage-backed securities in November. In March, the Fed approved its first interest rate hike in more than three years and signaled an accelerating pace of rate increases ahead. In Europe, the Bank of England raised its key interest rate three times in a row between December and March, while the European Central Bank indicated in March that it could end its asset purchase program as soon as the third quarter of 2022.

Bond indexes were broadly negative as yields rose across the Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds experienced significant losses, while municipal bonds suffered through their worst quarter in more than 40 years at the start of 2022 and finished the period lower. Late in the period, multiple portions of the Treasury yield curve inverted briefly, raising fears of a looming recession.

The challenges global markets face are complex and could drive market volatility for some time. Investors will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, the ongoing geopolitical and humanitarian crisis in Ukraine continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.

During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented very good opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver superior long-term risk-adjusted performance as market conditions normalize.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks long-term growth of capital.

FUND COMMENTARY

How did the fund perform in the past six months?

The Emerging Markets Discovery Stock Fund returned -15.02% in the six months ended April 30, 2022. The fund underperformed the MSCI Emerging Markets Index Net, which returned -14.15%. (Returns for the Advisor, I, and Z Class shares will vary due to their different fee structures. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Emerging markets stocks underperformed global markets due to the combined effects of tightening U.S. monetary policy, the conflict in Ukraine, and China’s struggles with a renewed coronavirus outbreak and tensions with the U.S. over audit issues.

Financial conditions tightened as the U.S. Federal Reserve raised interest rates for the first time since 2018 and signaled more monetary tightening, while hawkish moves by the European Central Bank and the Bank of England also reduced the attractiveness of emerging markets assets for investors. Inflation pressures picked up as Russia’s invasion of Ukraine fueled surges in food and energy costs. Finally, a stronger U.S. dollar increased the financing burden for emerging markets borrowers in the hard currency market.

Our holdings in Russia detracted the most from performance after Western governments announced sanctions on Moscow for its attack on Ukraine, rendering the country’s stock market largely uninvestable. As a result, MSCI revalued positions in Russian stocks to a price that was effectively zero. (T. Rowe Price is actively monitoring developments regarding Russia and is in compliance with sanctions against the country, including those issued by the U.S., the UK, and the European Union. Due to the events in Ukraine and Russia and the rapidly changing market environment, reported holdings and country exposure as of the last public reporting period may now be different.) Our position in Hungarian lender OTP Bank, whose businesses in Ukraine and Russia hurt its operations, also contributed to underperformance. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Stock selection in India and Brazil weighed on performance. In terms of sectors, our choices in financials, communication services, and utilities detracted.

In India, our positions in Shriram Transport Finance, which finances commercial vehicles, and in liquefied natural gas importer Petronet detracted as the pandemic curbed transportation demand and lower economic activity hurt fuel consumption. We continue to hold Shriram Transport as we believe that the company’s returns will improve on account of its expanding asset base, margin expansion, and reduced provisioning due to lower credit costs.

Brazil’s performance was weakened by our position in paper packaging company Klabin. We remain invested in Klabin as we expect the company benefits from strong secular trends like increasing e-commerce penetration, accelerating plastic-to-paper substitution, and increasing interest in negative carbon emission businesses.

Turning to contributors, stock selection in China significantly contributed to returns. Yangzijiang Shipbuilding performed strongly on the back of a spinoff. We think that the shipbuilder could gain from a global shipping recovery, as rising demand for ship orders, potentially the biggest in over a decade, may be met with constrained supply after a decade-long bear market. Margins are expected to expand thanks to an improving order mix, and we believe that Yangzijiang is one of the industry’s most efficient players with consistent cash flow and higher-than-average returns and dividend payments. Diversified company Guangdong Investment also helped performance after it reported solid earnings and a higher dividend payout.

Our positioning in Mexico added value, led by our holding in Grupo Aeroportuario, after a robust rebound in traffic drove strong earnings for the airport operator. We believe that the company offers durable cash flows from a portfolio of long-term airport concessions with attractive traffic growth prospects and significant commercial revenue potential.

Our position in Argentinian company Tenaris, which makes seamless and welded pipes for the oil and gas industry, helped returns following strong earnings. In our view, Tenaris is among the best-managed companies in the sector whose earnings are gradually recovering from a cyclical downturn. The company’s solid balance sheet, continued investments in high-end capacity and research and development, high service standards, and focus on efficiency are key differentiators and should lead to continued market share gains.

How is the fund positioned?

We believe that self-help stories in emerging markets will benefit the portfolio as companies cut costs, divest assets, shift capacity, and change product mix to restructure their businesses. We also stand to gain from the portfolio position shifting as we became more overweight in value sectors like real estate, consumer staples, and energy.

In the real estate sector, we initiated a position in KE Holdings, a Chinese platform for property deals and services. KE Holdings is a market share gain story as the country’s largest online and offline property brokerage platform. We expect to see its market share increase in the medium term and margin improvement as the business scales up. We also started a position in Brazilian mall developer and operator Multiplan Empreendimentos based on its portfolio quality and rental growth momentum.

In consumer staples, we initiated a position in food company Tingyi Holdings on a margin recovery thesis. The company has a sustainable dividend yield, and we expect its margin will likely trough in the medium term. Beyond that, we see margins being driven by long-term improvement in the instant noodles segment.

We added to our position in Tenaris, which manufactures seamless and welded pipes for the oil and gas industry. The company has a strong balance sheet and has continued investing in high-end capacity, research and development, high service standards, and efficiency. These factors should lead to continued market share gains. We believe that the company has a strong position within its industry in terms of technology, global footprint, and competitiveness.

From a country perspective, we leaned into declines in China and added to our positions there as history tells us that the impact of regulation is cyclical in nature. We initiated a position in online travel agency Trip.com, which we believe will maintain its dominant market share, thanks to its competitive advantages in product supply, technology, and high-quality customer services.

We believe that the company is well positioned to enjoy the long-term growth of Chinese outbound travel, which typically generates faster revenue growth and higher operating margin than the domestic travel business.

Russian stocks accounted for a relatively small part of the portfolio, but we reduced our exposure as country risks increased during the period. We eliminated our holding in Sberbank, the country’s dominant bank, which was included in the list of U.S.-sanctioned Russian entities and removed from the global Society for Worldwide Interbank Financial Telecommunication messaging system after Russia’s invasion of Ukraine.

Overall, our bottom-up investment approach focuses on self-help stories, reopening, and traditional economy stocks, which we believe will benefit from the shift to renewable energy and the recovery of corporate capital expenditure.

What is portfolio management’s outlook?

We believe that an economic recovery is taking hold in emerging markets, which appear to be structurally stronger positioned with improving current accounts and a change in government stimulus toward targeting the consumer directly. This favorable economic backdrop should continue to support a value investment style change in emerging markets, in our view. We think the recent outperformance of emerging markets value stocks over growth stocks is a sustainable trend given that the valuation gap between the two styles remains wide by historical standards.

In China, where the portfolio has the largest exposure, we think we are nearing the end of the latest regulatory cycle, and so what was a big headwind for Chinese equities will start to fade. We expect that China will continue to absorb recent policy shocks and that there will likely be a pro-growth stance going forward. While we could see incremental policy easing, both monetary and fiscal, we believe it will be selective in nature and only target certain sectors. An unanticipated slowdown in China is a key risk, but underinvestment in recent years should present an opportunity for traditional industries.

While business activity picks up and economies reopen, there is a need to boost capital expenditure with investment having remained unfulfilled in recent years, as companies have largely spent on maintenance. The pursuit of carbon-neutral goals will likely present opportunities for traditional industries as we can expect accelerated economic activity on the back of the considerable “green” infrastructure spending necessary to facilitate the transition. These themes will benefit emerging markets, in our view.

We continue to harness the deep insights and resources of T. Rowe Price’s global research platform, which offers an information edge that helps us identify unloved emerging market companies with solid improvement potential and an asymmetric risk/reward trade-off. These businesses are poised for positive fundamental changes or operational improvements that should lead to higher valuations over time.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

PRINCIPAL RISKS

Emerging markets. Investments in emerging market countries are subject to greater risk and overall volatility than investments in the U.S. and other developed markets. Emerging market countries tend to have economic structures that are less diverse and mature, less developed legal and regulatory regimes, and political systems that are less stable than those of developed countries. In addition to the risks associated with investing outside the U.S., emerging markets are more susceptible to governmental interference, political and economic uncertainty, local taxes and restrictions on the fund’s investments, less efficient trading markets with lower overall liquidity, and more volatile currency exchange rates.

Value investing. The fund’s value approach to investing could cause it to underperform other stock funds that employ a different investment style. The intrinsic value of a stock with value characteristics may not be fully recognized by the market for a long time, or a stock judged to be undervalued may be appropriately priced at a low level. Value stocks may fail to appreciate for long periods and may never reach what the adviser believes are their full market values.

Market conditions. The value of the fund’s investments may decrease, sometimes rapidly or unexpectedly, due to factors affecting an issuer held by the fund, particular industries, or the overall securities markets. A variety of factors can increase the volatility of the fund’s holdings and markets generally, including political or regulatory developments, recessions, inflation, rapid interest rate changes, war or acts of terrorism, natural disasters, and outbreaks of infectious illnesses or other widespread public health issues such as the coronavirus pandemic and related governmental and public responses. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others. Government intervention in markets may impact interest rates, market volatility, and security pricing. These adverse developments may cause broad declines in market value due to short-term market movements or for significantly longer periods during more prolonged market downturns.

BENCHMARK INFORMATION

Note: MSCI and its affiliates and third party sources and providers (collectively, “MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. Historical MSCI data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 4/30/22
Samsung Electronics, South Korea	5.0%
Saudi National Bank, Saudi Arabia	2.6
Hon Hai Precision Industry, Taiwan	2.6
Bank Rakyat Indonesia (Persero), Indonesia	2.4
ICICI Bank, India	2.3
Galaxy Entertainment, Hong Kong	2.2
CIMB Group Holdings Berhad, Malaysia	2.1
Tsingtao Brewery, China	2.1
Reliance Industries, India	2.1
Baidu, China	2.1
Tenaris, Argentina	2.1
Ambuja Cements, India	2.1
China Construction Bank, China	2.0
FirstRand, South Africa	2.0
Guangdong Investment, China	2.0
MediaTek, Taiwan	1.9
Bangkok Dusit Medical Services, Thailand	1.9
KE Holdings, China	1.9
China Resources Gas Group, China	1.8
Saudi British Bank, Saudi Arabia	1.7
OTP Bank, Hungary	1.7
Ping An Bank, China	1.7
Tongcheng Travel Holdings, China	1.7
Hyundai Motor, South Korea	1.7
Longfor Group Holdings, China	1.7
Total	**53.4%**

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has four share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee, I Class shares are available to institutionally oriented clients and impose no 12b-1 or administrative fee payment, and Z Class shares are offered only to funds advised by T. Rowe Price and other advisory clients of T. Rowe Price or its affiliates that are subject to a contractual fee for investment management services and impose no 12b-1 fee or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares	$ Value
ARGENTINA 2.1%		
Common Stocks 2.1%		
Tenaris (EUR)	5,594,424	85,495
Total Argentina (Cost $55,807)		**85,495**
BRAZIL 5.2%		
Common Stocks 4.4%		
Ambev	22,253,700	65,762
Banco BTG Pactual	12,862,700	60,307
Klabin	9,701,800	40,994
Multiplan Empreendimentos Imobiliarios	2,593,100	12,945
		180,008
Preferred Stocks 0.8%		
Banco Bradesco	8,813,454	32,213
		32,213
Total Brazil (Cost $209,478)		**212,221**
CHILE 1.5%		
Common Stocks 1.5%		
Banco de Chile	616,770,232	61,738
Total Chile (Cost $59,705)		**61,738**
CHINA 29.8%		
Common Stocks 24.3%		
Alibaba Group Holding (HKD) (1)	4,929,000	60,122
Baidu, ADR (USD) (1)	693,008	86,051
Beijing Capital International Airport, Class H (HKD) (1)	68,204,000	37,260
China Construction Bank, Class H (HKD)	116,740,000	83,166
China Resources Gas Group (HKD)	19,760,000	74,246
Guangdong Investment (HKD)	62,990,000	80,649
JOYY, ADR (USD)	1,663,453	65,823
KE Holdings, ADR (USD) (1)	5,459,100	77,410
Kunlun Energy (HKD)	64,488,000	53,518
Longfor Group Holdings (HKD)	13,774,000	68,217
Tingyi Cayman Islands Holding (HKD)	11,216,000	20,471
Tongcheng Travel Holdings (HKD) (1)	39,014,000	68,796
Trip.com Group (HKD) (1)	1,783,100	42,105
Tsingtao Brewery, Class H (HKD)	10,732,000	86,888

Weibo, ADR (USD) (1)	1,948,146	45,080
Yangzijiang Shipbuilding Holdings (SGD)	68,158,800	44,468
		994,270
Common Stocks - China A Shares 5.5%		
Fuyao Glass Industry Group, A Shares (CNH)	7,601,043	40,659
Hisense Home Appliances Group, A Shares (CNH)	27,667,184	49,172
NARI Technology, A Shares (CNH)	13,789,329	66,273
Ping An Bank, A Shares (CNH)	29,791,569	68,843
		224,947
Total China (Cost $1,428,802)		**1,219,217**
HONG KONG 2.2%		
Common Stocks 2.2%		
Galaxy Entertainment Group	15,450,000	88,160
Total Hong Kong (Cost $97,682)		**88,160**
HUNGARY 1.7%		
Common Stocks 1.7%		
OTP Bank (1)	2,322,074	69,266
Total Hungary (Cost $102,629)		**69,266**
INDIA 11.1%		
Common Stocks 11.1%		
Ambuja Cements	17,662,351	85,414
Ashok Leyland	12,926,030	21,235
Hindalco Industries	3,709,993	23,133
ICICI Bank	9,731,255	93,516
Petronet LNG	24,477,629	64,802
Reliance Industries	2,385,395	86,722
Shriram Transport Finance	1,977,235	30,670
Tech Mahindra	2,978,574	48,478
Total India (Cost $371,813)		**453,970**
INDONESIA 2.4%		
Common Stocks 2.4%		
Bank Rakyat Indonesia Persero	297,279,207	99,050
Total Indonesia (Cost $78,224)		**99,050**

MALAYSIA 2.1%		
Common Stocks 2.1%		
CIMB Group Holdings	73,372,117	87,457
Total Malaysia (Cost $83,179)		**87,457**
MEXICO 7.0%		
Common Stocks 7.0%		
Fresnillo (GBP)	4,697,433	45,453
Gruma, Class B	5,483,415	65,307
Grupo Aeroportuario del Pacifico, ADR (USD)	440,678	67,772
Grupo Mexico, Series B	13,076,164	61,253
Orbia Advance	18,589,526	44,692
Total Mexico (Cost $255,983)		**284,477**
NETHERLANDS 1.0%		
Common Stocks 1.0%		
Prosus (ZAR)	858,179	41,283
Total Netherlands (Cost $68,320)		**41,283**
PHILIPPINES 0.4%		
Common Stocks 0.4%		
Bank of the Philippine Islands	9,555,930	17,334
Total Philippines (Cost $16,481)		**17,334**
POLAND 1.5%		
Common Stocks 1.5%		
Powszechny Zaklad Ubezpieczen	8,602,565	59,476
Total Poland (Cost $71,620)		**59,476**
RUSSIA 0.0%		
Common Stocks 0.0%		
Moscow Exchange (2)	27,929,000	–
Novatek, GDR (USD) (2)	186,400	–
Yandex, Class A (USD) (1)(2)	1,064,100	–
Total Russia (Cost $111,741)		**–**

SAUDI ARABIA 4.3%

Common Stocks 4.3%		
Saudi British Bank	5,910,332	70,169
Saudi National Bank	5,086,299	106,608
Total Saudi Arabia (Cost $118,747)		**176,777**

SINGAPORE 2.0%

Common Stocks 2.0%		
Jardine Cycle & Carriage	2,578,100	53,734
Yangzijiang Financial Holding Pte (1)	66,596,500	26,245
Total Singapore (Cost $79,442)		**79,979**

SOUTH AFRICA 2.0%

Common Stocks 2.0%		
FirstRand	18,859,401	81,221
Total South Africa (Cost $69,573)		**81,221**

SOUTH KOREA 9.4%

Common Stocks 9.4%		
Amorepacific	353,737	50,339
Hyundai Motor	472,595	68,568
Kangwon Land (1)	2,950,474	62,003
Samsung Electronics	3,820,219	203,593
Total South Korea (Cost $433,317)		**384,503**

SWITZERLAND 1.4%

Common Stocks 1.4%		
Holcim	1,131,134	55,307
Total Switzerland (Cost $58,375)		**55,307**

TAIWAN 5.8%

Common Stocks 5.8%		
Bizlink Holding	5,046,000	50,496
Hon Hai Precision Industry	30,945,000	106,020

MediaTek	2,857,000	78,762
Total Taiwan (Cost $249,774)		**235,278**
THAILAND 3.4%		
Common Stocks 3.4%		
Bangkok Dusit Medical Services, Class F	103,458,500	77,941
Land & Houses, NVDR	216,118,200	60,063
Total Thailand (Cost $127,672)		**138,004**
UNITED KINGDOM 0.7%		
Common Stocks 0.7%		
Prudential	2,472,637	30,780
Total United Kingdom (Cost $43,380)		**30,780**
SHORT-TERM INVESTMENTS 3.1%		
Money Market Funds 3.1%		
T. Rowe Price Government Reserve Fund, 0.32% (3)(4)	128,520,737	128,521
Total Short-Term Investments (Cost $128,521)		**128,521**
Total Investments in Securities		
100.1% of Net Assets		
(Cost $4,320,265)		**$ 4,089,514**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares are denominated in the currency of the country presented unless otherwise noted.
(1) Non-income producing
(2) See Note 2. Level 3 in fair value hierarchy.
(3) Seven-day yield
(4) Affiliated Companies
ADR American Depositary Receipts
CNH Offshore China Renminbi
EUR Euro
GBP British Pound
GDR Global Depositary Receipts
HKD Hong Kong Dollar
NVDR Non-Voting Depositary Receipts
SGD Singapore Dollar
USD U.S. Dollar
ZAR South African Rand

The accompanying notes are an integral part of these financial statements.

April 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Discovery Stock Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund seeks long-term growth of capital. The fund has four classes of shares: the Emerging Markets Discovery Stock Fund (Investor Class), the Emerging Markets Discovery Stock Fund–Advisor Class (Advisor Class), the Emerging Markets Discovery Stock Fund–I Class (I Class) and the Emerging Markets Discovery Stock Fund–Z Class (Z Class). Advisor Class shares are sold only through various brokers and other financial intermediaries. I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. The Z Class is only available to funds advised by T. Rowe Price Associates, Inc. and its affiliates and other clients that are subject to a contractual fee for investment management services. The Advisor Class operates under a Board-approved Rule 12b-1 plan pursuant to which the class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services; the Investor, I and Z Classes do not pay Rule 12b-1 fees. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to all classes; and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. The Advisor Class pays Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets; during the six months ended April 30, 2022, the Advisor Class incurred less than $1,000 in these fees.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended April 30, 2022. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at April 30, 2022, totaled $(133,919,000) for the six months ended April 30, 2022. During the six months ended April 30, 2022, transfers into Level 3 resulted from a lack of marketability for the securities.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,843,183,000 and $791,383,000, respectively, for the six months ended April 30, 2022.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2021, the fund had $21,688,000 of available capital loss carryforwards.

At April 30, 2022, the cost of investments for federal income tax purposes was $4,421,222,000. Net unrealized loss aggregated $335,292,000 at period-end, of which $302,468,000 related to appreciated investments and $637,760,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2022, the effective annual group fee rate was 0.28%.

The Investor Class and Advisor Class are each subject to a contractual expense limitation through the expense limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

The Z Class is also subject to a contractual expense limitation agreement whereby Price Associates has agreed to waive and/or bear all of the Z Class’ expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and nonrecurring expenses) in their entirety. This fee waiver and/or expense reimbursement arrangement is expected to remain in place indefinitely, and the agreement may only be amended or terminated with approval by the fund’s Board. Expenses of the fund waived/paid by the manager are not subject to later repayment by the fund.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $385,000 remain subject to repayment by the fund at April 30, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and Advisor Class. For the six months ended April 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $101,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to limit these costs to 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended April 30, 2022, the fund was charged $39,000 for shareholder servicing costs related to the college savings plans, of which $24,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At April 30, 2022, approximately 51% of the outstanding shares of the I Class were held by college savings plans.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2022, approximately 100% of the Z Class’s outstanding shares were held by Price Funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

As of April 30, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 1,482,140 shares of the I Class, representing 6% of the I Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 7 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

NOTE 8 - SUBSEQUENT EVENT

Effective May 1, 2022, Price Associates has agreed to reduce the fund’s annual individual fund fee from 0.75% to 0.65% of the fund’s average daily net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment adviser, T. Rowe Price Associates, Inc. (Adviser), as well as the investment subadvisory agreement (Subadvisory Contract) that the Adviser has entered into with T. Rowe Price Hong Kong Limited (Subadviser) on behalf of the fund. In that regard, at a meeting held on March 7–8, 2022 (Meeting), the Board, including all of the fund’s independent directors, approved the fund’s Advisory Contract and Subadvisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Adviser and Subadviser and the approval of the Advisory Contract and Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Adviser was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Adviser and Subadviser about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Adviser and Subadviser

The Board considered the nature, quality, and extent of the services provided to the fund by the Adviser and Subadviser. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Adviser’s and Subadviser’s senior management teams and investment personnel involved in the management of the fund, as well as the Adviser’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Adviser and Subadviser.

Investment Performance of the Fund

The Board took into account discussions with the Adviser and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Adviser under the Advisory Contract and other direct and indirect benefits that the Adviser (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that the Adviser bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by the Adviser from managing the T. Rowe Price funds. (The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Adviser’s profits were reasonable in light of the services provided to the fund.)

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by the Adviser. Under the Advisory Contract, the fund pays a fee to the Adviser for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to contractual expense limitations). Under the Subadvisory Contract, the Adviser may pay the Subadviser up to 60% of the advisory fees that the Adviser receives from the fund. At the Meeting, the Board approved lowering the fund’s individual fund fee rate from 0.75% to 0.65% and lowering the contractual total expense ratio limitations for the fund’s Investor Class and Advisor Class, with each of these changes to become effective on May 1, 2022. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Investor Class Expense Group); (ii) actual management fees and total expenses of the Advisor Class of the fund with a group of competitor funds selected by Broadridge (Advisor Class Expense Group); and (iii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Adviser after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board at the Meeting did not reflect the reductions to the individual fund fee or total expense ratio limitation that will become effective on May 1, 2022. The information indicated that the fund’s contractual management fee ranked in the third quintile (Investor Class Expense Group); the fund’s actual management fee rate ranked in the third quintile (Investor Class Expense Group and Expense Universe) and first quintile (Advisor Class Expense Group); and the fund’s total expenses ranked in the fourth quintile (Investor Class Expense Group), second quintile (Advisor Class Expense Group), and third quintile (Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by the Adviser and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about the Adviser’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that the Adviser’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Adviser’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Adviser to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that the Adviser generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and Subadvisory Contract

As noted, the Board approved the continuation of the Advisory Contract and Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2022